EXHIBIT 99.1

Dividend Declared by Hampton Roads Bankshares

NORFOLK, Va., April 23, 2008 (PRIME NEWSWIRE) -- The Board of Directors of Hampton Roads Bankshares, Inc. (Nasdaq:HMPR), the financial holding company for Bank of Hampton Roads, declared a quarterly dividend in the amount of $0.11 per share on the company's common stock, payable on June 13, 2008, to shareholders of record as of May 15, 2008. This will be the company's 26th consecutive dividend payment.

About Hampton Roads Bankshares

Hampton Roads Bankshares, Inc. is a financial holding company that was formed in 2001 and is headquartered in Norfolk, Virginia. The Company's primary subsidiary is Bank of Hampton Roads, which opened for business in 1987. The Bank engages in general community and commercial banking business, targeting the needs of individuals and small to medium-sized businesses. Currently, the Bank operates 18 banking offices in the Hampton Roads region of southeastern Virginia and is scheduled to open another this year. Shares of Hampton Roads Bankshares common stock are traded on the NASDAQ Global Select Market under the symbol HMPR. Additional information about the Company and its subsidiaries can be found on the Web at www.bankofhamptonroads.com.

Additional Information and Where to Find It

On March 13, 2008, Hampton Roads Bankshares filed a registration statement on Form S-4, including a preliminary joint proxy statement/prospectus constituting a part thereof, with the Securities and Exchange Commission (the "SEC") containing information about Hampton Roads Bankshares' proposed merger with Shore Financial Corporation ("Shore Financial"). On April 17, 2008, Hampton Roads Bankshares filed the final joint proxy statement/prospectus on Form 424(b)(2) with the SEC. Shareholders of Hampton Roads Bankshares and Shore Financial are urged to read the registration statement and final joint proxy statement/prospectus filed with the SEC, and any other relevant materials filed or that will be filed, as they become available, because they will contain important information about Hampton Roads Bankshares, Shore Financial and the proposed merger. The final joint proxy statement/prospectus was first mailed to shareholders of Hampton Roads Bankshares and Shore Financial on or about April 18, 2008. Investors and security holders of Hampton Roads Bankshares and Shore Financial may obtain a free copy of the final joint proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the SEC at its website at www.sec.gov. Free copies of the joint proxy statement/prospectus and other relevant documents also may be obtained by directing a request by telephone or mail to the following:

    Hampton Roads Bankshares, Inc.    Shore Financial Corporation
    999 Waterside Drive, Suite 200        25020 Shore Parkway
         Norfolk, VA  23510              Onley, Virginia  23418
       Attention: Jack W. Gibson      Attention: Scott C. Harvard
  Telephone Number: (757) 217-1000  Telephone Number: (757) 787-1335

Certain statements in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts. Although the Company believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and other reports filed and furnished to the Securities and Exchange Commission.

CONTACT:  Hampton Roads Bankshares, Inc.
          Tiffany K. Glenn, Senior Vice President and Marketing
           Officer
          (757) 217-1000